      FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 3, 2000
                                                     REGISTRATION NO. 333-39024
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                 ---------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                 ---------------

                             BEYOND.COM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                          7375                              94-3212136
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)

                            3200 PATRICK HENRY DRIVE
                             SANTA CLARA, CALIFORNIA
                                 (408) 855-3000
                        (ADDRESS, INCLUDING ZIP CODE, AND
                    TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              C. RICHARD NEELY, JR.
                         INTERIM CHIEF EXECUTIVE OFFICER
                             BEYOND.COM CORPORATION
                            3200 PATRICK HENRY DRIVE
                             SANTA CLARA, CALIFORNIA
                                 (408) 855-3000

       COPIES OF ALL COMMUNICATIONS, INCLUDING ALL COMMUNICATIONS SENT TO
                   THE AGENT FOR SERVICE, SHOULD BE SENT TO:

                            RICHARD SCUDELLARI, ESQ.
                             JUSTIN L. BASTIAN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94304
                                 (650) 813-5600

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ] _________________

    If this Form is a post effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ] _________________

    If this Form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]




     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

     The Registrant hereby amends the disclosure contained in Part II, Item 16 of the Registrant's Registration Statement on Form S-3 (File No. 333-39024) filed with the Securities Exchange Commission on June 9, 2000 and to add information in Part II, Item 16. The complete text of such item, as amended, follows.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     The Exhibit Index attached hereto is hereby incorporated to this item by reference thereto.

     All financial schedules are omitted because they are inapplicable or the requested information is shown in the financial statements of the registrant or related notes incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California on August 3, 2000.


                            Beyond.com Corporation

                            By: /s/ CURTIS A. CLUFF
                               ------------------------------------------------
                                             Curtis A. Cluff
                               Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:



              SIGNATURE                                        TITLE                           DATE
              ---------                                        -----                           ----
PRINCIPAL EXECUTIVE OFFICER
PRINCIPAL FINANCIAL OFFICER
AND PRINCIPAL ACCOUNTING OFFICER

By: /s/ CURTIS A. CLUFF                           Senior Vice President and Chief           August 3, 2000
   -----------------------------------              Financial Officer (Principal
    Curtis A. Cluff                               Executive and Accounting Officer)

DIRECTORS:

By: /s/ RONALD S. SMITH                                       Director                      August 3, 2000
   -----------------------------------
   Ronald S. Smith

By: /s/ WILLIAM S. MCKIERNAN                     Chairman of the Board of Directors         August 3, 2000
   -----------------------------------
    William S. McKiernan

By: /s/ MARK W. BAILEY*                                       Director                      August 3, 2000
   -----------------------------------
    Mark W. Bailey

By: /s/ RICHARD SCUDELLARI*                                   Director                      August 3, 2000
   -----------------------------------
    Richard Scudellari

*By: /s/ WILLIAM S. MCKIERNAN
    ----------------------------------
    William S. McKiernan
    Attorney-in-fact

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                              DESCRIPTION
   ------                              -----------
    *****3.1   Form of Certificate of Incorporation, as amended

       **3.2   Form of Bylaws of the Registrant

       **4.1   Specimen of Certificate for Common Stock

        *5.1   Opinion of Morrison & Foerster LLP

      **10.1   Form of Indemnification Agreement

      **10.2   1995 Stock Option Plan, as amended

      **10.3   1998 Stock Option Plan

      **10.4 Stock Option Agreement dated as of March 31, 1995, by and between the Registrant and John Pettitt

      **10.9   Common Stock and Warrants Subscription Agreement dated as of March
               18, 1998, by and between the Registrant and America Online, Inc

      **10.10  Conveyance Agreement dated as of December 31, 1997, by and between the Registrant and Internet Commerce Services Corporation (now known as CyberSource Corporation)

      **10.17 Promissory Note dated as of April 15, 1998, by and between the Registrant and William S. McKiernan

      **10.18 Pledge Agreement as of April 15, 1998, by and between the Registrant and William S. McKiernan

      **10.19  Internet Services and Products Agreement dated as of April 29,
               1996, by and between the Registrant and Exodus Communications, Inc

      **10.20 Office Building Lease dated as of July 8, 1997, as amended, by and between the Registrant and PGP-South Bay Office Towers, Inc

      **10.21 Agreement dated as of December 19, 1995, by and between the Registrant and the United States Department of Defense, DFAS
               (#N00140-96-G-D115)

        10.22 Internet Commerce Services Agreement dated as of May 1, 2000, by and between the Registrant and CyberSource Corporation

  ******10.24  Agreement dated as of June 12, 1998, by and between the Registrant and the United States Department of Defense, Defense Logistics
               Agency (#N00140-98-D-1756)

 *******10.26  Agreement dated as of September 11, 1998, by and between the
               Registrant and the United States National Imaging and Mapping
               Agency (NIMA Contract #N00140-98-D-2139)

       +10.27 Co-hosting Agreement dated as of September 21, 1998, by and between the Registrant and Network Associates, Inc

       +10.28 Web Site Service Agreement dated as of September 21, 1998, by and between the Registrant and Network Associates, Inc

       +10.29  Electronic Services Distribution Agreement dated as of September
               1, 1997, by and between the Registrant and McAfee Software, Inc

     ***10.30  Offer Letter to John D. Vigouroux dated as of October 26, 1998

       *23.1   Consent of Ernst & Young LLP, independent auditors

       *24.1   Power of Attorney

-----------
      *   Previously filed as an exhibit to this Registration Statement.

     ** Incorporated by reference from Beyond.com's Registration Statement on Form S-1 (Reg. No. 333-51121), as amended, filed with the Commission on June 17, 1998.

    *** Incorporated by reference from Beyond.com's Registration Statement on Form S-1 (Reg. No. 333-74545) filed with the Commission on March 23, 1999.

  ***** Incorporated by reference from Beyond.com's Current Report on Form 8-K filed with the Commission on December 31, 1998, as amended.

 ****** Incorporated by reference from Beyond.com's Quarterly Report on Form 10-Q filed with the Commission on August 14, 1998.

******* Incorporated by reference from Beyond.com's Quarterly Report, as amended, on Form 10-Q/A filed with the Commission on November 20, 1998.


      + Incorporated by reference from Beyond.com's Quarterly Report, as amended, on Form 10-Q/A filed with the Commission on August 3, 2000.